8 th Annual Wells Fargo Pipeline and MLP Symposium December 8, 2009 Curt Anastasio, CEO and President Exhibit 99.1

Statements contained in this presentation that state management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of
1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward-looking statements.  It is important to note that actual results could differ materially from those projected in such forward-looking statements.
We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see NuStar Energy L.P.’s and NuStar GP Holdings, LLC’s
respective annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission and available on NuStar’s websites at
www.nustarenergy.com and
www.nustargp.com.
Forward Looking Statements

NuStar Overview 3

Public Unitholders
35,409,951 NSH Units
William E. Greehey
7,138,920 NSH Units
83.2%
Membership Interest
16.8%
Membership Interest
NuStar
GP Holdings, LLC
NYSE: NSH
Public Unitholders
49,899,315 NS Units
81.2%
L.P. Interest
2.0% G.P. Interest
16.8% L.P. Interest
Incentive Distribution Rights
NuStar
Energy LP
NYSE: NS

NuStar Energy L.P. (NYSE: NS) is a leading
publicly traded growth-oriented partnership
with a market capitalization of around $3.2
billion and an enterprise value of
approximately $5.1 billion
One of the largest independent petroleum
pipeline and terminal operators in the U.S. and
one of the largest asphalt refiners and
marketers in the U.S.
NuStar GP Holdings, LLC (NYSE: NSH)
holds the 2% general partner interest, 16.8%
of the common units and incentive distribution
rights in NuStar Energy L.P.
NuStar Overview –
Two Publicly Traded Companies
NS NSH
IPO Date: 4/16/2001 7/19/2006
Unit Price (12/3/09): $52.26 $24.90
Annual Distribution/Unit: $4.26 $1.74
Yield (12/3/09): 8.15% 6.99%
Market Capitalization: $3,147 million $1,060 million
Enterprise Value: $5,060 million $1,058 million
Total Assets (9/30/09): $4,670 million $581 million
Debt/Capitalization (9/30/09): 46.5% n/a
Fortune 500 Ranking: 485 n/a

WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
MD
DE
NJ
CT
MA
NH
ME
Tacoma
Portland
Benicia
Selby
Stockton
Los Angeles
Denver
Colorado Springs
Albuquerque
El Paso
Amarillo
Dixon
Wichita Falls
Southlake
San Antonio East
San Antonio South
Houston Asphalt
Texas City (2)
Corpus Christi
Harlingen
Brownsville
Laredo
Nuevo Laredo
Burgos Basin (PEMEX)
Hutchinson
Salina
Concordia
Geneva
Columbus
Council Bluffs
Le Mars
Milford
Yankton
Norfolk
North Platte
Mitchell
Wolsey
Aberdeen
Jamestown (East)
Jamestown (North)
Moorhead
Mandan
Sauk Centre
Twin Cities (Roseville)
Rock Rapids
Catoosa Asphalt
Indianapolis
St. James
Savannah
Brunswick
Jacksonville
Charleston
Wilmington
Charlotte
Macon
Montgomery
Virginia Beach
Newport News
Hopewell
Baltimore
Salisbury
Gloucester City
Linden (2)
New Haven
Albany
Point Tupper
Scotland
Ireland
England
Norway
Denmark
Germany
Belgium
France
Caribbean
Netherland Antilles
St. Eustatius
LEGEND
Headquarters/International Office
NuStar Energy L.P. Refined Product Terminals
Third-Party Leased Asphalt Terminal
Nustar Asphalt Terminal
Crude Oil Storage Facilities
Crude Oil Storage Tanks
Asphalt Refinery
Origin/Termination Points
Central West Crude Oil Pipelines System
Central West Refined Products Pipelines System
Single-Use Refined Product Pipelines
Single-Use Crude Oil Pipeline
North Refined Products Pipelines System
East Refined Products Pipelines System
Ammonia Pipelines System

Asset Stats:
Operations in eight different
countries including the U.S., Mexico,
Netherlands, Netherlands Antilles
(i.e. Caribbean), England, Ireland,
Scotland and Canada
8,417 miles of crude oil and refined
product pipelines
Own 82 terminal facilities and four
crude oil storage tank facilities
Over 91 million barrels of storage
capacity
2 asphalt refineries on the U.S. East
Coast capable of processing
104,000 bpd of crude oil
Large and Diverse Geographic Footprint
with Assets in Key Locations

44%
36%
20%
Percentage of Expected 2009
Segment Operating Income
Approximately 80% of NuStar Energy’s segment operating income in 2009 is expected to come from fee-based transportation and storage segments
Remainder of expected 2009 segment operating income relates to margin-based asphalt and fuels marketing segment
Storage: ~44%
Transportation: ~36%
Refined Product Terminals
Crude Oil Storage
Refined Product Pipelines*
Crude Oil Pipelines
Asphalt & Fuels Marketing: ~20%
Asphalt
Fuels Marketing
Product Supply, Wholesale and Fuel Oil
Marketing
Bunkering
Diversified Operations from Three
Business Segments
*  Includes primarily distillates, gasoline, propane, jet fuel, ammonia and other light ends.  Does not include natural gas.

Independent Liquids Storage Capacity
(Millions of Barrels)
173
104
91
91
85
60
41
39
34
25
24
22
16
12
10
8
8
Vopak
Kinder Morgan Energy
NuStar Energy L.P.
Oiltanking
Plains All American
Magellan Midstream
Teppco
IMTT
Sunoco Logistics
Tanquid
Buckeye Pipeline
Odfjell
LBC Tank Terminals
Stolt-Nielsen
Rubis
Global Partners, L.P.
Simon

Global Leader in Independent
Liquids Storage
NuStar is the third largest independent liquids terminal operator in the world and second largest in the U.S.
Completed expansion projects in early 2009 under our $400 million construction program, which contributed around 8.5 million barrels of incremental storage capacity
Of the roughly 91 million barrels of storage capacity, approximately 50 million barrels are crude oil and heavy fuel products, 39 million barrels are refined products and 2 million barrels are biofuels
Source:  Company Websites & Management Presentations

Distributable Cash Flow ($ in Millions)
EBITDA ($ in Millions)
In this difficult economy, still expect a solid EBITDA contribution and higher distributable cash flow in 2009 compared to 2008
Strong performances from fee-based storage and transportation segments have partially offset lower relative performance from the asphalt operations
Two-year EBITDA contribution from the acquisition of the former CITGO asphalt refineries, excluding the hedging loss, expected to be in the range of $220 to $235 million – far superior to the typical MLP acquisition
Other accomplishments in 2009:
All three rating agencies upgraded their outlook on NuStar’s debt rating to stable from negative
Increased the distribution at NuStar Energy L.P. and NuStar GP Holdings, LLC
Continued excellence in safety and environmental achieving numerous awards for performance
Continue to ranked nationally, regionally and locally as one of the top places to work in America
Renewed focus on significantly higher growth opportunities in 2010 now that the capital markets have improved
Note: 2005 and 2006 distributable cash flow and EBITDA are from continuing operations
Solid Growth in Earnings Since
April 2001 IPO
2001 2002 2003 2004 2005 2006 2007 2008
$56
$68
$86
$102
$154
$214
$221
$319
2001 2002 2003 2004 2005 2006 2007 2008
$63
$77
$112
$133
$219
$322
$353
$492

$4.085
$3.835
$3.60
$3.365
$3.20
$2.95
$2.75
$2.40
2001 2002 2003 2004 2005 2006 2007 2008
NS Annual Distribution Since IPO
*
*     Based on NS annualized distribution of $0.60 per unit in 2001
**  Based on NSH annualized distribution of $0.32 per unit in 2006
NSH Annual Distribution Since IPO
$1.28
$1.38
$1.58
2006 2007 2008
**
~8.0% CAGR
~11% CAGR
Increased the distribution at NuStar Energy L.P. to $1.065
per unit in the third quarter of 2009 from previous $1.0575
per unit
Represents an increase of over five percent in the
distribution for the first three quarters of 2009 compared to
2008
Strong distribution coverage ratio of 1.47 times for the nine months ended 2009
While fourth quarter distribution coverage will be weaker
due to the seasonality of the asphalt operations, still expect a solid distribution coverage ratio for the full year of 2009
Consistent Distribution Growth While
Maintaining a Solid Distribution Coverage

Increased the distribution at NuStar GP Holdings, LLC
to $0.435 per unit in the third quarter of 2009 from
previous $0.43 per unit
Represents an increase of nearly 13 percent in the
distribution for the first three quarters of 2009
compared to 2008

All of NuStar Energy L.P.’s Distribution has been Covered by the
Non-Asphalt Distributable Cash Flows for the Period NuStar has
Owned the Asphalt Operations
2008
9 Mos. Ended
September 30, 2009
Non-Asphalt Distributable Cash Flows*                 $271.5 $246.9
Total Distribution 252.8 198.1
Excess Distributable Cash Flows $18.7 $48.8
% of Distribution Covered by
Non-Asphalt Distributable Cash Flows 100% 100%
Asphalt EBITDA $90.4** $69.1
Asphalt Distributable Cash Flows $47.5** $32.4
50% Holdback on Asphalt
Distributable Cash Flows $23.8 $16.2
Cumulative Asphalt Distributable Cash Flows
Available for Future Distributions    $23.8 $40.0
(Dollars in Millions)
*   Includes transportation, storage and fuels marketing operations
**  Includes $61 million hedging loss.  Adjusted Asphalt EBITDA was $151.2 million and adjusted distributable cash flows were $108.2 million without the hedging loss.
Cumulative holdback of distributable cash flows from the asphalt operations expected to be available should their be a shortfall in the distributable cash flows from the non-asphalt operations

Financial Overview 11

Large Increase in Internal Growth Capital Expected in
2010 that Will Seed the Next Phase of NuStar’s Growth

(Dollars in Millions)
$142
$126
$313
$81
Transportation
Storage
Asphalt & Fuels Marketing
$221
$62
$30
Earlier in 2009, we were cautious on our capital spending given the challenging economic and capital market conditions and we lightened our internal growth program to around $80 million
As capital markets have improved throughout 2009, our internal growth program increased and currently stands at around $126 million
2010 internal growth program is significantly higher at nearly $315 million and includes projects to:
Build new storage for large creditworthy customers under long-term contracts (i.e. 5 to 8 years)
Develop and improve logistics at key terminals
Expand our pipeline systems in fast-growing regions
Put in place the necessary infrastructure at key terminals to capture incremental ethanol and biofuel volumes
Optimize our asphalt operations
Expand our fuel oil blending and bunkering operations
Develop new crude supply logistics to capitalize on heavy crude oil imbalances

Maintaining Sufficient Liquidity
with Disciplined Financial Strategy
NS Current Revolver Availability
Recent NuStar Energy L.P. equity offering to be used primarily for future potential acquisitions and growth capital expenditures
Pending the use of the proceeds for other purposes, proceeds from the equity offering have been applied to reduce outstanding borrowings under its revolving credit facility
Other than the acquisition of the former CITGO asphalt refineries in 2008 and the Kaneb acquisition in 2005, NuStar Energy L.P. has not issued equity since August 2003
Total Bank Credit $1,215
Less:
Borrowings (537)
Letters of Credit (60)
Revolver Liquidity $618*
(Dollars in Millions)
NSH Current Revolver Availability
Total Bank Credit              $19.5
Less:
Borrowings                      14.3
Letters of Credit                   -
Revolver Liquidity              $  5.2
(Dollars in Millions)
2009 $11.2
2010            $0.8
2011 $0.8
2012 $990.6**
2013        $480.9
2014 $0.6
**  Primarily includes maturity of revolver, which expires
December 2012, and $350 million of senior notes
NS Debt Maturities (9/30/09)
Note:  NSH’s revolving credit facility expires on July 16, 2010

No significant near-term debt
maturities
Bond markets continue to remain
strong for investment grade MLPs
like NuStar Energy L.P.
* Debt-to-EBITDA cannot exceed 5.0 to 1.0 times

Business Segment Overview – Storage 14

NuStar’s Storage Segment Expected to Benefit in 2009 from
Completed Projects and  Rate Increases on Renewed Contracts –
Lower Throughputs not Expected to have a Material Impact to Results

2009 storage results should exceed 2008 results as we are targeting an incremental $30 to $35 million of EBITDA
Benefits come from $400 million construction program started in 2006 and completed in early 2009 and;
Strong demand for storage in key markets and persistent contango markets that have provided significantly higher rates on storage contracts up for renewal
Since approximately 90% of our revenues come from leased assets, lower throughputs are not expected to have a material impact to
NuStar Energy L.P.’s results
Flatter contango market not expected to impact NuStar as we continue to sign up large, credit worthy customers under long-term contracts
18% - 1 Year or Less
30% - 1 to 3 Years
39% - 3 to 5 Years
13% - Greater than 5 Years
While we will not see as much incremental benefit in 2010 compared to 2009 as NuStar cut 2009 growth capital and the $400 million construction program has ended, we expect that new internal growth opportunities will be primarily in storage
Targeting an incremental $18 to $22 million of EBITDA from storage segment in 2010 compared to 2009
Should continue to benefit from the move towards renewable fuels as we implement infrastructure at certain of our terminals to handle biofuels and collect additional fees from customers
NuStar has over 2 million barrels of biofuels storage
Refined product demand growth outside the U.S. should benefit companies like NuStar that are developing international storage opportunities

Business Segment Overview – Transportation 16

NuStar’s Transportation Segment Should Benefit from
Growth in Product Demand, Although Growth Will be Slower in
the U.S. Than Developing Nations

2009 transportation results should be equal to or slightly better than 2008 results despite lower volumes due to :
Higher revenue per barrel related to (a) 7.6% tariff increase effective July 1,
2009 and (b) sale of pipeline assets with moderate throughputs, but a low revenue per barrel
Lower operating expenses mainly due to lower power costs
Most industry experts are predicting that 2010 product demand should recover slightly as the economy improves, net of fuel efficiency estimates
Experts project world oil demand to increase 1% to 2%, gasoline demand to increase by around 1%, distillate demand to increase by over 3% and jet fuel demand to increase by around 1%
Refinery utilization is projected to continue to be low, or in the range of 80% to
85%
Refined product demand growth expected to be less in the U.S. and primarily international, mainly the Far East, Middle East and parts of  Latin America
Expect NuStar’s throughput volumes to increase slightly in 2010 compared to
2009, excluding the impact of the assets sales, and in-line with our view of a modest economic recovery next year
Recently announced refinery closures not expected to impact NuStar’s results
While we are currently projecting the tariff adjustment to be around 1.5% lower starting July 1, 2010 compared to the July 2009 adjustment, the 2010 calendar year rate should be slightly higher than the 2009 calendar year rate

$0.76
$0.76
$0.84
$0.91
$0.82
$0.83
$0.98
$0.92-$0.94
1,101
1,112
1,085
1,039
1,049
967
967
1,024 - 1,044
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09E
Reported Throughput (Thousands of BPD)
Impact from Sale of Pipelines
Revenue per Barrel

Revenue per barrel higher in the second half of 2009 compared to same period last year primarily due to 7.6% tariff increase and sale of pipeline assets with a relatively low revenue per barrel
Expect to see an uptick in fourth quarter 2009 throughputs compared to the third quarter of 2009, primarily due to a lighter refinery maintenance schedule
Decline in Throughput Volumes in 2009 Mainly Due to Assets
Sales, Unplanned Outages and Planned Turnarounds…Less Due
to Economic Run Cuts
Impact from sale of pipelines :
ConocoPhillips sale of their JV Interest in
the El Paso pipeline to Valero Energy in
2Q08 (~32 mbpd)
NuStar’s sale of the Skelly-Belvieu
pipeline in 4Q08 (~12 mbpd)
NuStar’s sale of the Trans-Texas and
Ardmore-Wynnewood pipelines in 2Q09
(~ 60 mbpd)
911
104
1,006
1,001
56
1,112
1,050
43
38
35

863
104
920 -
940

Business Segment Overview – Asphalt & Fuels Marketing 19

Expect 2009 EBITDA from our asphalt operations to be in the range of $70 to $85 million and 2009 EBITDA from our fuels marketing operations to be in the range of $15 to $20 million
Asphalt operations have earned nearly $70 million of EBITDA and fuels marketing operations have earned nearly $11 million of EBITDA in the first nine months of 2009
Fourth quarter 2009 asphalt profits are shaping up to be better than we anticipated as we have seen an uncharacteristic rise in asphalt prices for this time of year
Fourth quarter product margin per barrel expected to be in the range of $5.75 to $6.25 per barrel
2009 winter-fill season on the U.S. East Coast off to a slow start due to high asphalt replacement costs
This could bode well for 2010 as it is expected to further tighten asphalt supply
Despite Lower Than Anticipated Asphalt Results in
2009, Still Expect a Solid Contribution

Expect improved results from our asphalt operations in 2010 as we expect a higher margin per barrel as demand should increase slightly, aided by the stimulus package, and supply should continue to be tight, primarily due to low refinery utilization rates
Although stimulus fund outlays have ramped up recently, it still represents only a small percentage of the total apportioned or, roughly
$4.2 billion of the $27.5 billion available for highway projects
Expect significantly higher stimulus fund outlays in 2010
Industry groups have recently stepped up their efforts to urge Congress to pass a multi-year highway funding bill instead of passing further continuing resolutions

NuStar

25,000
20,000
15,000
10,000
5,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.

$3.78 *
$8.78 **
$6.40-$6.80
2000-2007 Average
2008
2009 Estimate

While Asphalt Supply Through September 2009 Continues to Remain Below
Historical Averages, Asphalt Demand has been Trending Lower… Asphalt
Margins still Better Than Historical Margins Even Before Coker Impact
Weak public and private road demand due to the poor economy and lower than expected stimulus funds have caused asphalt demand to lag compared to last year
Asphalt demand through September 2009 was around 13% lower than 2008 and nearly 27% below the 5-year average
Impact should result in a deferral and not a cancellation of road work projects
Continue to expect a positive impact to asphalt demand primarily in 2010 and 2011 when most of the stimulus spending is expected to occur and economic recovery supports private sector demand
Asphalt margins have already improved compared to history even before the coker story fully kicks in 2011-2012
Two-year average for 2008 and 2009 of around $7.70 per barrel significantly higher than the $3.78 per barrel for the sever years prior to when NuStar owned the asphalt refineries
U.S. Asphalt Demand (000 barrels)
Source:  U.S. Energy Information Administration.  Data only available through August 2009

U.S. East Coast Product Margin ($ per barrel)
• 2000 to 2007 is prior to NuStar’s acquisition of the former CITGO Asphalt Refineries and is based on the estimated margin for that period.
** Excludes impact from $61 million hedging loss incurred in 2008

Lower Asphalt Production and Imports Through
September 2009 Continue to Benefit Margins
U.S. refiners have cut crude oil runs to avoid driving weak
margins lower, resulting in reduced refinery production,
including asphalt
Narrow light-heavy crude oil spreads are causing complex
refiners to run less heavy crude oil and more light crude oil, resulting in less bottom-of-the barrel production, including asphalt
Asphalt production through September 2009 was nearly 7.5%
lower than 2008 and over 20% lower than the 4-year average
U.S. Asphalt Production (000 barrels) U.S. Asphalt Imports (000 barrels)
Continued lack of asphalt imports is also contributing
to less asphalt supply
Asphalt imports through September 2009 were nearly
18% lower than 2008 and nearly 48% lower than the 5-
year average
Source of data for graphs:  U.S. Energy Information Administration.  Data only available through August 2009

5,000
10,000
15,000
20,000
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
2006 2007 2008 2009 4-Year Avg.
0
1,000
2,000
3,000
Jan Feb Mar Apr May June July Aug Sept Oct Nov Dec
2006 2007 2008 2009 5-Year Avg.

Announced U.S. Coker Projects:
Despite Some Delays/Cancellations, Long-Term Impact of
Coker Projects on Asphalt Supply Still Intact
Source:  PIRA Refinery Database; Company Information
Approximately 95% of the announced coker projects listed are either complete or have a high likelihood of completion (i.e.
firm projects)
Most of the coker capacity is still expected to come on-line starting next year and through 2013, which should contribute to further tightening of asphalt supply

No. Refinery PADD
Announced
Coker Capacity
(Mbpd)
Announced
Crude Capacity
(Mbpd)
Start Up
Date Status
1 Coffeyville Resources - Coffeyville, Kansas II 2.0                      8.0                     1Q 2007 Complete
2 BP - Toledo, Ohio II 2.0                      10.0                  1Q 2007 Complete
3 Valero - Port Arthur, Texas III 25.0                     75.0                  1Q 2007 Complete
4 Frontier - Cheyenne, Wyoming IV 4.3                      -                  3Q 2007 Complete
5 Chevron - El Segundo, California V 15.0                     -                  4Q 2007 Complete
6 Sinclair – Sinclair, Wyoming IV 20.0                     11.0                  4Q 2007 Complete
7 ConocoPhillips - Borger, Texas III 25.0                     -                  4Q 2007 Complete
8 Cenex - Laurel, Montana IV 15.0                     -                  1Q 2008 Complete
9 Frontier - El Dorado, Kansas II 3.0                      11.0                  2Q 2008 Complete
10 Tesoro - Martinez, California V 4.4                      -                  2Q 2008 Complete
11 ConocoPhillips - Los Angeles, California V 5.0                      -                  4Q 2008 Complete
12 Marathon - Garyville, Louisiana III 44.0                     180.0                1Q 2010 Firm
13 Hunt - Tuscaloosa, Alabama III 18.5                     15.0                  4Q 2010 Firm
14 Atofina Petrochemicals Inc.- Port Arthur, Texas III 50.0                     -                  1Q 2011 Firm
15 ConocoPhillips - Wood River, Illinois II 65.0                     55.0                  3Q 2011 Firm
16 BP - Whiting, Indiana II 95.0                     30.0                  1Q 2012 Firm
17 Motiva - Port Arthur, Texas III 95.0                     325.0                1Q 2012 Firm
18 Marathon - Detroit, Michigan II 28.0                     13.0                  2Q 2013 Probable
Total US Expansion 516.2                  733.0
Expansions Completed through 2008 120.7                  115.0
Firm Expansions 2009-2013 367.5                  605.0
Probable Expansions 2009-2013 28.0                    13.0

Majority of business derived from attractive set of fee-based storage and transportation assets that support  U.S. energy infrastructure
Provides world class pipeline and terminalling services to some of the world’s largest crude oil producers, integrated oil companies, chemical companies, oil traders and refineries
Pipeline and storage businesses are widely considered to be somewhat recession resistant
Investors provided optionality on the performance of the asphalt operations since the non-asphalt distributable cash flows are expected to cover all of the distribution for the period NuStar has owned the asphalt refineries
Two-year contribution from the acquisition of the former CITGO asphalt refineries, excluding the hedging loss, expected to be in the range of $220 to $235 million – far superior to the typical MLP acquisition
Coker thesis still intact - Asphalt operations expected to benefit from better-than-historic asphalt margins over the long-term as supply continues to tighten and demand improves
Economic stimulus package expected to benefit U.S. asphalt demand primarily in 2010 and 2011
Strong balance sheet and investment grade rating
All three rating agencies recently revised their outlook on NuStar Energy L.P. to stable from negative
Attractive yield with quarterly distributions that are largely tax deferred
Large and diversified asset footprint in the U.S. and internationally allows for ample acquisition and internal growth opportunities
$500 million of attractive internal growth projects over the next two to three years with nearly $315 million budgeted for 2010
Most of new growth projects expected to be in the storage segment
Investment Highlights

Questions & Answers

Appendix 26

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial
Information

The following is a reconciliation of income from continued operations to EBITDA and distributable cash flow:
2001 2002 2003 2004 2005 2006 2007 2008
Income from continuing operations 45,873 $             55,143 $             69,593 $             78,418 $             107,675 $           149,906 $           150,298 $           254,018 $
Plus interest expense, net 3,811                  4,880                  15,860                20,950                41,388                66,266                76,516                90,818
Plus income tax expense -                       395                      -                       -                       4,713                  5,861                  11,448                11,006
Plus depreciation and amortization expense 13,390                16,440                26,267                33,149                64,895                100,266              114,293              135,709
EBITDA 63,074                76,858                111,720              132,517              218,671              322,299              352,555              491,551
Less equity earnings from joint ventures 3,179                  3,188                  2,416                  1,344                  2,319                  5,882                  6,833                  8,030
Less interest expense, net 3,811                  4,880                  15,860                20,950                41,388                66,266                76,516                90,818
Less reliability capital expenditures 2,786                  3,943                  10,353                9,701                  23,707                35,803                40,337                55,669
Less income tax expense -                       -                       -                       -                       4,713                  5,861                  11,448                11,006
Plus mark-to-market impact on hedge transactions -                       -                       -                       -                       -                       -                       3,131                  (9,784)
Plus charges reimbursed by general partner -                       -                       -                       -                       -                       575                      -                       -
Plus distributions from joint ventures 2,874                  3,590                  2,803                  1,373                  4,657                  5,141                  544                      2,835
Plus other non-cash items -                       -                       -                       -                       2,672                  -                       -                       -
Distributable cash flow 56,172 $             68,437 $             85,894 $             101,895 $           153,873 $           214,203 $           221,096 $           319,079 $
Note:  2005 and 2006 distributable cash flow and EBITDA are from continuing operations.
Year Ended December 31,
NuStar Energy L.P. utilizes EBITDA, which is not defined in United States generally accepted accounting principles, as a financial measure because it is a widely accepted financial indicator used by investors to compare partnership performance. In addition, management believes that this measure provides investors an enhanced perspective of the operating performance of the partnership's assets and the cash that the business is generating. EBITDA is not intended to represent cash flows for the period, nor is it presented as an alternative to operating income. EBITDA should not be considered in isolation or as a substitute for a measure of performance prepared in accordance with United States generally accepted accounting principles.

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
Asphalt Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing Segment
Operating income 76,267 $                    36,239 $                    112,506 $
Plus depreciation and amortization expense 14,182 552 14,734
Plus hedging loss in 2Q08 60,704 - 60,704
Adjusted EBITDA 151,153 $                  36,791 $                    187,944 $
Asphalt Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing Segment
Projected operating income range $    51,000 - $ 66,000 $    15,000 - $ 20,000 $    66,000 - $ 86,000
Plus projected depreciation and
amortization expense 19,000 - 19,000
Projected EBITDA range $    70,000 - $ 85,000 $    15,000 - $ 20,000 $  85,000 - $ 105,000
Combined two-year adjusted EBITDA range
from asphalt operations $  221,153 - $ 236,153
Asphalt Operations
Fuels Marketing
Operations
Asphalt and Fuels
Marketing Segment
Operating income 54,562 $                    10,736 $                    65,298 $
Plus depreciation and amortization expense 14,536 - 14,536
EBITDA 69,098 $                    10,736 $                    79,834 $
The following is a reconciliation of operating income to EBITDA for our asphalt operations and fuels marketing operations:
Nine Months Ended
September 30, 2009
The following is a reconciliation of operating income to adjusted EBITDA for our asphalt operations and fuels marketing
Twelve Months Ended
December 31, 2008
Projected Twelve Months Ended
December 31, 2009

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Asphalt & Fuels Marketing (continued)
EBITDA in the following reconciliations relate to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.
Twelve Months
Ended December
31, 2008
Nine Months Ended
September 30,2009
Asphalt operations operating income 76,267 $                     54,562 $
  Plus depreciation and amortization associated with asphalt operations 14,182 14,536
Asphalt operations EBITDA 90,449                       69,098
18,640 11,982
  Less interest expense 20,150 19,455
  Less income tax expense - 476
  Less reliability capital expenditures 4,126 4,789
Asphalt operations distributable cash flow 47,533 $                     32,396 $
  Plus hedging loss in 2Q08 60,704 -
Asphalt operations distributable cash flow excluding hedging loss 108,237 $                  32,396 $
Distributable cash flow 319,079 $                  279,292 $
  Less asphalt operations distributable cash flow 47,533 32,396
Non-asphalt operations distributable cash flow 271,546 $                  246,896 $
  Less general & administrative expense
The following is a reconciliation of operating income to EBITDA and distributable cash flow for our asphalt operations:
Allocated to asphalt operations for distributable cash flow purposes

(Dollars in Thousands)
Reconciliation of Non-GAAP Financial Information:
Storage
Projected incremental operating income range $     25,500 -  30,500
Plus projected incremental depreciation and
amortization expense 4,500
Projected incremental EBITDA range $     30,000 -  35,000
Projected incremental operating income range $     13,500 -  17,500
Plus projected incremental depreciation and
amortization expense 4,500
Projected incremental EBITDA range $     18,000 -  22,000
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the year ended December 31, 2009 for our storage segment:
The following is a reconciliation of projected incremental operating income to projected incremental EBITDA for the year ended December 31, 2010 for our storage segment:
Storage Segment
Storage Segment
EBITDA in the following reconciliation relates to our operating segments or a portion of an operating segment. For purposes of segment reporting we do not allocate general and administrative expenses to our reported operating segments because those expenses relate primarily to the overall management at the entity level. Therefore, EBITDA reflected in the following reconciliations excludes any allocation of general and administrative expenses consistent with our policy for determining segmental operating income, the most directly comparable GAAP measure.